Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of January 18, 2013 by and among Ralcorp Holdings, Inc., a Missouri corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the financial institutions party thereto (the “Lenders”) are party to that certain Credit Agreement dated as of May 1, 2012, as amended (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) The definition of “EBIT”, notwithstanding any changes proposed but never effected pursuant to that certain Amendment No. 1 to Credit Agreement dated as of November 27, 2012 among the Borrower, the Administrative Agent, and the Lenders party thereto, shall continue to read as follows:

“EBIT” means, for any applicable computation period, the Borrower’s and Subsidiaries’ Net Income on a consolidated basis, plus (a) consolidated federal, state, local and foreign income and franchise taxes paid or accrued during such period and (b) Consolidated Interest Expense for such period, minus (or plus) equity earnings (or losses) during such period attributable to equity investments by the Borrower and its Subsidiaries in the capital stock or other equity interests in any Person which is not a Subsidiary.

(b) Section 6.17(b) is amended in its entirety to read as follows:

(b) Interest Expense Coverage Ratio. As of the end of each Fiscal Quarter, maintain an Interest Expense Coverage Ratio of not less than 2.75:1.00; provided however, solely with respect to the Fiscal Quarter ending on December 31, 2012, the Borrower may maintain an Interest Expense Coverage Ratio of less than 2.75 to 1.00 (but in no event less than 2.50 to 1.00).

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings and this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

(c) No Default has occurred and is continuing.

3. Effectiveness.

(a) This Amendment shall become effective on the date (the “Effective Date”) of execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that Section 1 hereof shall not become effective until the date when the following additional conditions have also been satisfied:

(i) Each of the Guarantors shall have executed and delivered to the Administrative Agent a Reaffirmation of Guaranty in the form of Exhibit A hereto.

(ii) The Borrower shall have delivered to the Administrative Agent amendments to the Borrower’s private placement Indebtedness implementing adjustments thereto consistent with the adjustments contemplated by Section 1(b) hereof, in form and substance satisfactory to the Administrative Agent.

(iii) The Borrower shall have provided such other corporate and other certificates, opinions, documents, instruments and agreements as the Administrative Agent may reasonably request.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

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5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or be electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

RALCORP HOLDINGS, INC.		JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Scott Monette	By:	/s/ Brendan Korb
Name:	Scott Monette	Name:	Brendan Korb
Title:	Corporate Vice President and Chief Financial Officer	Title:	Vice President

SUNTRUST BANK

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel R. Van Aken
Name:	Daniel R. Van Aken
Title:	Director

[Signature Page to Amendment No. 2]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Christine Howatt
Name:	Christine Howatt
Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

AGFIRST FARM CREDIT BANK

By:	/s/ Steven J. O’Shea
Name:	Steven J. O’Shea
Title:	Vice President

[Signature Page to Amendment No. 2]

COBANK

By:	/s/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

[Signature Page to Amendment No. 2]

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Alex Verdone
Name:	Alex Verdone
Title:	Associate

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A.

By:	/s/ David L. Catherall
Name:	David L. Catherall
Title:	Managing Director

[Signature Page to Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David Bentzinger
Name:	David Bentzinger
Title:	SVP

[Signature Page to Amendment No. 2]

BMO BANK OF MONTREAL

By:	/s/ MarcAndre Bergeron
Name:	MarcAndre Bergeron
Title:	Managing Director

[Signature Page to Amendment No. 2]

FARM CREDIT BANK OF TEXAS

By:	/s/ Luis M. H. Requejo
Name:	Luis M. H. Requejo
Title:	Director Capital Markets

[Signature Page to Amendment No. 2]

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

[Signature Page to Amendment No. 2]

COMMERCE BANK

By:	/s/ Anthony J. Clarkson
Name:	Anthony J. Clarkson
Title:	Vice President

[Signature Page to Amendment No. 2]

FCS FINANCIAL, PCA

By:	/s/ Laura Roessler
Name:	Laura Roessler
Title:	Senior Lending Officer

[Signature Page to Amendment No. 2]